SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 18, 2008
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                     Commercial Mortgage Loan Trust 2008-LS1
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                         (Exact name of issuing entity)


                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)


                    Banc of America Commercial Mortgage Inc.
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             (Exact name of registrant as specified in its charter)


      North Carolina                  333-130755                 56-1950039
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(State or other jurisdiction    (Commission File Number       (I.R.S. Employer
    of incorporation of            of issuing entity)         Identification No.
        Registrant)                                             of Registrant)


214 North Tryon Street, NC1-027-22-03 Charlotte, North Carolina     28255
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   (Address of principal executive offices of Registrant)         (Zip Code)


Registrant's telephone number, including area code:  (704) 386-8509
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

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Item 601(a) of
Regulation S-K
Exhibit No.      Description
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(8.1)            Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March
                 18, 2008, relating certain tax and validity matters.
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

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                   By:    /s/ John S. Palmer
                                       ---------------------------------------
                                       Name:  John S. Palmer
                                       Title: Vice President


Date:  March 18, 2008

                                  Exhibit Index
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Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.        Description                                    Electronic (E)
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8.1                Opinion of Cadwalader, Wickersham & Taft            E
                   LLP, dated as of March 18, 2008,
                   relating to certain tax matters